Exhibit 99.2

BEST BUY CO., INC.
REVENUE CATEGORY RECLASSIFICATION

Beginning in Q1 FY27, the Company reclassified certain amounts within its revenue categories to better align with management's current view of the business. The reclassification primarily relates to credit card revenue and digital content revenue (including digital gaming, software and subscriptions) that were previously included in various product revenue categories and, following the reclassification, are now included within services revenue. The reclassification impacts only the presentation of revenue by category and does not affect previously reported total revenue, total comparable sales, net earnings or cash flows. Revenue, revenue mix and comparable sales by revenue category have been recast to conform with this reclassification for FY25 and FY26, as well as for each quarter within such fiscal years.

The key components of each revenue category are now as follows:

•Computing and Mobile Phones - computing (including desktops, notebooks and peripherals), mobile phones (including related mobile network carrier commissions), networking, tablets (including e-readers) and wearables (including smartwatches);
•Consumer Electronics - digital imaging, health and fitness products, home theater (including home theater accessories, soundbars and televisions), portable audio (including headphones and portable speakers) and smart home;
•Appliances - large appliances (including dishwashers, laundry, ovens and refrigerators) and small appliances (including blenders, coffee makers, vacuums and personal care);
•Entertainment - drones, gaming (including hardware, peripherals and certain software, as well as augmented reality glasses), toys and virtual reality;
•Services - advertising, credit card revenue, digital content (including digital gaming, software and subscriptions), fulfillment, health-related services, installation, marketplace commissions, memberships, repair, technical support and warranty-related services; and
•Other - other product offerings, including baby, food and beverage and outdoor living.

BEST BUY CO., INC.
REVENUE CATEGORY RECLASSIFICATION
($ in millions)
(Unaudited and subject to reclassification)

	Revenue
	Q1 FY25			Q2 FY25			Q3 FY25			Q4 FY25			FY25
	As Reported	Change	Reclassified	As Reported	Change	Reclassified	As Reported	Change	Reclassified	As Reported	Change	Reclassified	As Reported	Change	Reclassified
Domestic:
Computing and Mobile Phones	$3,588	$(60)	$3,528	$3,792	$(62)	$3,730	$4,065	$(69)	$3,996	$5,658	$(62)	$5,596	$17,103	$(253)	$16,850
Consumer Electronics	2,364	(24)	2,340	2,478	(22)	2,456	2,425	(27)	2,398	3,881	(23)	3,858	11,148	(96)	11,052
Appliances	1,090	(25)	1,065	1,177	(23)	1,154	1,057	(23)	1,034	1,265	(21)	1,244	4,589	(92)	4,497
Entertainment	520	(50)	470	498	(49)	449	479	(50)	429	1,144	(65)	1,079	2,641	(214)	2,427
Services	578	171	749	590	166	756	601	185	786	687	191	878	2,456	713	3,169
Other	63	(12)	51	88	(10)	78	70	(16)	54	80	(20)	60	301	(58)	243
Total Domestic revenue	$8,203	$—	$8,203	$8,623	$—	$8,623	$8,697	$—	$8,697	$12,715	$—	$12,715	$38,238	$—	$38,238

International:
Computing and Mobile Phones	$318	$(6)	$312	$308	$(6)	$302	$386	$(6)	$380	$566	$(12)	$554	$1,578	$(30)	$1,548
Consumer Electronics	173	(2)	171	186	(1)	185	194	(2)	192	364	(2)	362	917	(7)	910
Appliances	60	—	60	86	(1)	85	67	—	67	108	(1)	107	321	(2)	319
Entertainment	46	—	46	39	—	39	47	—	47	135	1	136	267	1	268
Services	39	6	45	38	7	45	47	6	53	51	10	61	175	29	204
Other	8	2	10	8	1	9	7	2	9	9	4	13	32	9	41
Total International revenue	$644	$—	$644	$665	$—	$665	$748	$—	$748	$1,233	$—	$1,233	$3,290	$—	$3,290

	Q1 FY26			Q2 FY26			Q3 FY26			Q4 FY26			FY26
	As Reported	Change	Reclassified	As Reported	Change	Reclassified	As Reported	Change	Reclassified	As Reported	Change	Reclassified	As Reported	Change	Reclassified
Domestic:
Computing and Mobile Phones	$3,792	$(55)	$3,737	$3,930	$(64)	$3,866	$4,368	$(74)	$4,294	$5,948	$(61)	$5,887	$18,038	$(254)	$17,784
Consumer Electronics	2,237	(22)	2,215	2,351	(27)	2,324	2,351	(29)	2,322	3,588	(26)	3,562	10,527	(104)	10,423
Appliances	1,001	(22)	979	1,074	(29)	1,045	965	(27)	938	1,126	(21)	1,105	4,166	(99)	4,067
Entertainment	449	(51)	398	681	(57)	624	543	(54)	489	1,138	(66)	1,072	2,811	(228)	2,583
Services	579	170	749	581	194	775	591	198	789	715	185	900	2,466	747	3,213
Other	69	(20)	49	81	(17)	64	60	(14)	46	60	(11)	49	270	(62)	208
Total Domestic revenue	$8,127	$—	$8,127	$8,698	$—	$8,698	$8,878	$—	$8,878	$12,575	$—	$12,575	$38,278	$—	$38,278

International:
Computing and Mobile Phones	$324	$(7)	$317	$346	$(7)	$339	$420	$(8)	$412	$586	$(7)	$579	$1,676	$(29)	$1,647
Consumer Electronics	173	(2)	171	198	(1)	197	202	(3)	199	360	1	361	933	(5)	928
Appliances	57	(1)	56	80	(1)	79	64	(1)	63	102	—	102	303	(3)	300
Entertainment	42	(1)	41	68	—	68	54	—	54	117	—	117	281	(1)	280
Services	37	10	47	39	9	48	47	11	58	67	2	69	190	32	222
Other	7	1	8	9	—	9	7	1	8	7	4	11	30	6	36
Total International revenue	$640	$—	$640	$740	$—	$740	$794	$—	$794	$1,239	$—	$1,239	$3,413	$—	$3,413

BEST BUY CO., INC.
REVENUE CATEGORY RECLASSIFICATION
(Unaudited and subject to reclassification)

	Revenue Mix
	Q1 FY25			Q2 FY25			Q3 FY25			Q4 FY25			FY25
	As Reported	Change	Reclassified	As Reported	Change	Reclassified	As Reported	Change	Reclassified	As Reported	Change	Reclassified	As Reported	Change	Reclassified
Domestic:
Computing and Mobile Phones	44%	(1)%	43%	44%	(1)%	43%	47%	(1)%	46%	44%	—%	44%	45%	(1)%	44%
Consumer Electronics	29%	(1)%	28%	29%	—%	29%	28%	(1)%	27%	31%	(1)%	30%	29%	—%	29%
Appliances	13%	—%	13%	13%	—%	13%	12%	—%	12%	10%	—%	10%	12%	—%	12%
Entertainment	6%	—%	6%	6%	(1)%	5%	5%	—%	5%	9%	(1)%	8%	7%	(1)%	6%
Services	7%	2%	9%	7%	2%	9%	7%	2%	9%	5%	2%	7%	6%	2%	8%
Other	1%	—%	1%	1%	—%	1%	1%	—%	1%	1%	—%	1%	1%	—%	1%
Total	100%	—%	100%	100%	—%	100%	100%	—%	100%	100%	—%	100%	100%	—%	100%

International:
Computing and Mobile Phones	50%	(2)%	48%	46%	(1)%	45%	52%	(1)%	51%	46%	(1)%	45%	48%	(1)%	47%
Consumer Electronics	27%	—%	27%	28%	—%	28%	26%	—%	26%	29%	—%	29%	28%	—%	28%
Appliances	9%	—%	9%	13%	—%	13%	9%	—%	9%	9%	—%	9%	10%	—%	10%
Entertainment	7%	—%	7%	6%	—%	6%	6%	—%	6%	11%	—%	11%	8%	—%	8%
Services	6%	1%	7%	6%	1%	7%	6%	1%	7%	4%	1%	5%	5%	1%	6%
Other	1%	1%	2%	1%	—%	1%	1%	—%	1%	1%	—%	1%	1%	—%	1%
Total	100%	—%	100%	100%	—%	100%	100%	—%	100%	100%	—%	100%	100%	—%	100%

	Q1 FY26			Q2 FY26			Q3 FY26			Q4 FY26			FY26
	As Reported	Change	Reclassified	As Reported	Change	Reclassified	As Reported	Change	Reclassified	As Reported	Change	Reclassified	As Reported	Change	Reclassified
Domestic:
Computing and Mobile Phones	47%	(1)%	46%	45%	(1)%	44%	49%	(1)%	48%	47%	—%	47%	47%	(1)%	46%
Consumer Electronics	28%	(1)%	27%	27%	—%	27%	26%	—%	26%	29%	(1)%	28%	28%	(1)%	27%
Appliances	12%	—%	12%	12%	—%	12%	11%	—%	11%	9%	—%	9%	11%	—%	11%
Entertainment	5%	—%	5%	8%	(1)%	7%	6%	(1)%	5%	9%	—%	9%	7%	—%	7%
Services	7%	2%	9%	7%	2%	9%	7%	2%	9%	6%	1%	7%	6%	2%	8%
Other	1%	—%	1%	1%	—%	1%	1%	—%	1%	—%	—%	—%	1%	—%	1%
Total	100%	—%	100%	100%	—%	100%	100%	—%	100%	100%	—%	100%	100%	—%	100%

International:
Computing and Mobile Phones	51%	(1)%	50%	47%	(1)%	46%	53%	(1)%	52%	47%	—%	47%	49%	(1)%	48%
Consumer Electronics	27%	—%	27%	27%	(1)%	26%	25%	—%	25%	29%	—%	29%	27%	—%	27%
Appliances	9%	—%	9%	11%	—%	11%	8%	—%	8%	8%	—%	8%	9%	—%	9%
Entertainment	6%	—%	6%	9%	—%	9%	7%	—%	7%	10%	(1)%	9%	8%	—%	8%
Services	6%	1%	7%	5%	2%	7%	6%	1%	7%	5%	1%	6%	6%	1%	7%
Other	1%	—%	1%	1%	—%	1%	1%	—%	1%	1%	—%	1%	1%	—%	1%
Total	100%	—%	100%	100%	—%	100%	100%	—%	100%	100%	—%	100%	100%	—%	100%

BEST BUY CO., INC.
REVENUE CATEGORY RECLASSIFICATION
(Unaudited and subject to reclassification)

	Comparable Sales(1)
	Q1 FY25			Q2 FY25			Q3 FY25			Q4 FY25			FY25
	As Reported	Change	Reclassified	As Reported	Change	Reclassified	As Reported	Change	Reclassified	As Reported	Change	Reclassified	As Reported	Change	Reclassified
Domestic:
Computing and Mobile Phones	(2.2)%	0.4%	(1.8)%	3.9%	0.4%	4.3%	3.8%	0.3%	4.1%	6.5%	0.2%	6.7%	3.4%	0.3%	3.7%
Consumer Electronics	(8.3)%	0.3%	(8.0)%	(6.2)%	0.3%	(5.9)%	(5.8)%	0.2%	(5.6)%	(2.2)%	0.2%	(2.0)%	(5.2)%	0.3%	(4.9)%
Appliances	(18.5)%	0.3%	(18.2)%	(14.9)%	0.8%	(14.1)%	(14.7)%	0.5%	(14.2)%	(11.4)%	—%	(11.4)%	(14.8)%	0.4%	(14.4)%
Entertainment	(11.3)%	(0.7)%	(12.0)%	(7.4)%	(0.9)%	(8.3)%	(18.8)%	(1.2)%	(20.0)%	(10.9)%	(0.5)%	(11.4)%	(11.9)%	(0.7)%	(12.6)%
Services	9.0%	(6.9)%	2.1%	8.5%	(7.0)%	1.5%	6.0%	(5.2)%	0.8%	9.9%	(4.5)%	5.4%	8.4%	(5.9)%	2.5%
Other	18.2%	(3.8)%	14.4%	14.4%	(1.3)%	13.1%	12.9%	(9.5)%	3.4%	18.7%	(0.7)%	18.0%	15.9%	(3.8)%	12.1%
Total	(6.3)%	—%	(6.3)%	(2.3)%	—%	(2.3)%	(2.8)%	—%	(2.8)%	0.2%	—%	0.2%	(2.5)%	—%	(2.5)%

International:
Computing and Mobile Phones	0.7%	—%	0.7%	1.7%	(0.1)%	1.6%	(0.1)%	(0.1)%	(0.2)%	8.5%	0.2%	8.7%	3.4%	—%	3.4%
Consumer Electronics	(6.6)%	—%	(6.6)%	(2.1)%	—%	(2.1)%	(6.1)%	(0.2)%	(6.3)%	(0.7)%	—%	(0.7)%	(3.3)%	(0.1)%	(3.4)%
Appliances	2.0%	0.3%	2.3%	(3.9)%	0.1%	(3.8)%	(8.1)%	—%	(8.1)%	4.9%	0.2%	5.1%	(0.9)%	0.1%	(0.8)%
Entertainment	(22.9)%	(0.1)%	(23.0)%	(20.8)%	(0.2)%	(21.0)%	(18.7)%	(0.2)%	(18.9)%	(3.9)%	—%	(3.9)%	(13.3)%	(0.1)%	(13.4)%
Services	5.0%	(2.1)%	2.9%	5.9%	—%	5.9%	4.0%	1.6%	5.6%	6.2%	0.9%	7.1%	5.3%	0.2%	5.5%
Other	(13.4)%	4.0%	(9.4)%	(20.1)%	3.7%	(16.4)%	(12.7)%	0.8%	(11.9)%	2.4%	(8.1)%	(5.7)%	(11.0)%	0.5%	(10.5)%
Total	(3.3)%	—%	(3.3)%	(1.8)%	—%	(1.8)%	(3.7)%	—%	(3.7)%	3.8%	—%	3.8%	(0.5)%	—%	(0.5)%

	Q1 FY26			Q2 FY26			Q3 FY26			Q4 FY26			FY26
	As Reported	Change	Reclassified	As Reported	Change	Reclassified	As Reported	Change	Reclassified	As Reported	Change	Reclassified	As Reported	Change	Reclassified
Domestic:
Computing and Mobile Phones	5.8%	0.3%	6.1%	3.8%	—%	3.8%	7.6%	—%	7.6%	5.4%	—%	5.4%	5.7%	—%	5.7%
Consumer Electronics	(5.2)%	—%	(5.2)%	(4.9)%	(0.3)%	(5.2)%	(2.9)%	(0.1)%	(3.0)%	(7.3)%	(0.2)%	(7.5)%	(5.4)%	(0.1)%	(5.5)%
Appliances	(8.1)%	0.1%	(8.0)%	(8.5)%	(0.7)%	(9.2)%	(8.4)%	(0.4)%	(8.8)%	(10.5)%	(0.3)%	(10.8)%	(8.9)%	(0.4)%	(9.3)%
Entertainment	(13.3)%	(1.9)%	(15.2)%	37.5%	1.8%	39.3%	14.0%	0.4%	14.4%	(0.3)%	(0.3)%	(0.6)%	6.8%	(0.2)%	6.6%
Services	0.9%	(0.3)%	0.6%	(1.0)%	4.7%	3.7%	(1.0)%	2.6%	1.6%	4.6%	(0.6)%	4.0%	1.0%	1.5%	2.5%
Other	9.5%	(12.2)%	(2.7)%	(6.3)%	(12.1)%	(18.4)%	(6.5)%	(8.1)%	(14.6)%	(19.5)%	5.0%	(14.5)%	(6.3)%	(7.0)%	(13.3)%
Total	(0.7)%	—%	(0.7)%	1.1%	—%	1.1%	2.4%	—%	2.4%	(0.8)%	—%	(0.8)%	0.4%	—%	0.4%

International:
Computing and Mobile Phones	2.3%	(0.6)%	1.7%	9.5%	(0.4)%	9.1%	9.2%	(0.3)%	8.9%	2.6%	0.1%	2.7%	5.5%	(0.3)%	5.2%
Consumer Electronics	(1.5)%	(0.2)%	(1.7)%	1.3%	(0.4)%	0.9%	3.6%	(0.2)%	3.4%	(2.1)%	—%	(2.1)%	(0.1)%	(0.2)%	(0.3)%
Appliances	(2.1)%	(0.4)%	(2.5)%	(5.7)%	(0.4)%	(6.1)%	(4.1)%	(0.6)%	(4.7)%	(6.8)%	—%	(6.8)%	(5.1)%	(0.3)%	(5.4)%
Entertainment	(17.7)%	(0.2)%	(17.9)%	57.3%	0.2%	57.5%	11.3%	—%	11.3%	(14.8)%	—%	(14.8)%	(0.6)%	—%	(0.6)%
Services	2.2%	6.8%	9.0%	2.2%	8.5%	10.7%	3.9%	6.3%	10.2%	9.8%	0.2%	10.0%	5.2%	4.8%	10.0%
Other	(7.9)%	(5.3)%	(13.2)%	6.5%	(13.6)%	(7.1)%	3.3%	(7.4)%	(4.1)%	(24.2)%	6.1%	(18.1)%	(6.3)%	(5.1)%	(11.4)%
Total	(0.7)%	—%	(0.7)%	7.6%	—%	7.6%	6.3%	—%	6.3%	(1.3)%	—%	(1.3)%	2.3%	—%	2.3%
(1) The method of calculating comparable sales varies across the retail industry. As a result, the Company's method of calculating comparable sales may not be the same as other retailers’ methods. For additional information on comparable sales, please see the Company's most recent Annual Report on Form 10-K, and subsequent Quarterly Reports on Form 10-Q, filed with the Securities and Exchange Commission, and available at www.investors.bestbuy.com.

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